UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)


                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2006

                               PRACTICEXPERT, INC.
             (Exact name of Registrant as Specified in its Charter)


             NEVADA                  0-30583            87-0622329
             ------                  -------            ----------
(State or Other Jurisdiction of    (Commission        (I.R.S. Employer
 Incorporation or Organization)    file number)    Identification Number)


                       23975 PARK SORRENTO DRIVE, NO. 110
                           CALABASAS, CALIFORNIA 91302
           (Address of Principal Executive Offices including Zip Code)


                                 (818) 591-0081
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On May 23, 2006, PracticeXpert, Inc. (the "Company") received an additional $350,000 in short-term financing, or an aggregate of $600,000, from investors pursuant to the issuance and sale of one-year 12% Senior Secured Convertible Debentures and warrants to purchase shares of Common Stock of the Company (the "Financing"). The Company had previously entered into that certain Securities Purchase Agreement dated as of April 11, 2006 (the "Original Agreement") with certain investors (the "Original Purchasers"), pursuant to which the Company issued and sold an aggregate principal amount of $250,000 of 12% Senior Secured Convertible Debentures of the Company (the "Original Debentures") and (ii) warrants to purchase an aggregate of 10,000,000 shares of Common Stock (the "Original Warrants"). In connection with the Financing, the Company and the Original Purchasers have amended and restated the Original Agreement and other agreements related thereto to cover the increase of (A) the aggregate principal amount of the Debentures from $250,000 to $600,000 and certain other provisions (the "New Debentures"), (B) the aggregate number of shares to be issued upon exercise of the warrants from 10,000,000 to 90,000,000 and certain other provisions (the "New Warrants"), and (C) the investors participating in the Financing.

The New Warrants have an exercise price of $.001 per share, expire on May 19, 2016 and replace the Original Warrants. The New Debentures have a term of one year and expire on May 19, 2006, unless earlier terminated by the parties, as set forth in the documentation for the financing transaction, copies of which are attached hereto as exhibits to this report, and replace the Original Debentures. At the Company's option, quarterly interest payments on the New Debentures may be paid in cash or shares of Common Stock, which have been registered under the Securities Act of 1933, as amended (the "Act"). The Company has pledged the capital stock of all of its subsidiaries and granted a security interest in the assets of the Company and all of its subsidiaries in favor of the holders of the New Debentures, as security for repayment of the New Debentures. Each of the Company's subsidiaries has guaranteed repayment of the New Debentures. The Company has compensated Midtown Partners & Co. LLC ("Midtown Partners") for its services in arranging the Financing by (A) making a cash payment in the amount of $72,000, which includes all amounts previously paid to Midtown Partners, and (B) issuing warrants to purchase 4,500,000 shares of Common Stock at an exercise price of $.002 per share and warrants to purchase 13,500,000 shares of Common Stock at an exercise price of $.001 per share, which expire on May 19, 2016. Such warrants replace the warrants previously issued to Midtown Partners dated April 10, 2006, as reported on the Company's Form 8-K filed on April 20, 2006 with the Securities and Exchange Commission.

The issuance of the aforementioned securities was made to "accredited investors", as such term is defined under Rule 501 of the Act in a transaction not involving a public offering, and was exempt from Section 5 of the Act pursuant to Section 4(2) of the Act. Each of the investors represented his or its intention to acquire the securities for investment only and not with a view to sell such securities in connection with any distribution thereof, and an appropriate restrictive legend was affixed to each of the certificates representing the securities.

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

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


      (c)   Exhibits.


      The following are filed as exhibits to this report on Form 8-K:

      10.1 Amended and Restated Security Purchase Agreement dated as of May 19, 2006 among PracticeXpert, Inc. and the investors

      10.2 Form of 12% Senior Secured Debenture dated as of May 19, 2006 issued by PracticeXpert, Inc.

      10.3  Form of Warrant

      10.4 Amended and Restated Security Agreement dated as of May 19, 2006 from PracticeXpert, Inc. and its subsidiaries

      10.5 Amended and Restated Subsidiary Guarantee dated as of May 19, 2006 from PracticeXpert. Inc.'s subsidiaries in favor of the investors




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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PRACTICEXPERT, INC.


                               (Registrant)


Dated: May 30, 2006


                               By: /s/ Michael Manahan
                                   ----------------------------
                                        Michael Manahan
                                        Chief Executive Officer


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                                INDEX TO EXHIBITS

            EXHIBITS

            10.1 Amended and Restated Security Purchase Agreement dated as of May 19, 2006 among PracticeXpert, Inc. and the investors

            10.2 Form of 12% Senior Secured Debenture dated as of May 19, 2006 issued by PracticeXpert, Inc.

            10.3        Form of Warrant

            10.4 Amended and Restated Security Agreement dated as of May 19, 2006 from PracticeXpert, Inc. and its subsidiaries

            10.5 Amended and Restated Subsidiary Guarantee dated as of May 19, 2006 from PracticeXpert. Inc.'s subsidiaries in favor of the investors